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                                                                    EXHIBIT 99.1

                                   Cary Burch
                                  P.O. Box 574
                                 Poway, CA 92704
                                 (619) 571-0490

July 30th , 2001

Mr. George Swarts
Sawrts & Swarts
5851 West Charleston
Las Vegas, NV 89146

Mr. Swarts:

As you are the court appointed Receiver of NetSol International-I am officially resigning my position as a member of the Board of Directors and advisor to NetSol International.

Regards,

/s/ Cary G. Burch

Cary G. Burch



Cc:      John Kirkland, Esq.
         Najeeb Ghauri-NetSol International
         Naeem Ghauri-NetSol International
         Kathy Madha-NetSol International